Exhibit 10.6

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 8, 2006, of that certain Credit Agreement, dated as of November 22, 2005, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Polymer Group, Inc., a Delaware corporation (the “Borrower”); the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”); Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as documentation agent (in such capacity, the “Documentation Agent”), as syndication agent (in such capacity, the “Syndication Agent”) and as the Collateral Agent; and Citigroup Global Markets Inc. (“CGMI”), as sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to effectuate certain amendments to the Credit Agreement;

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement the consent of the Requisite Lenders is necessary to effect such amendments;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE.  Amendments.

(a)           The definition of Consolidated EBITDA shall be amended by:  (i) replacing clause (d) thereof with the following, “(d) all unusual or non-recurring charges during such period”, (ii) deleting the words “not to exceed $25.0 million in the aggregate during the term of this Agreement” in clause (e) thereof, and (iii) replacing the clause “and minus, without duplication and to the extent included in determining Consolidated Net Income for such period, all non-recurring non-cash gains during such period” with “and minus, without duplication and to the extent included in determining Consolidated Net Income for such period, all unusual or non-recurring gains during such period”.

(b)           The definition of Excess Cash Flow, shall be amended by adding “, unusual” after the word “extraordinary” in each of clause (a)(ii) and (b)(iv) thereof.

(c)           Section 6.12 shall be amended and restated as follows:

SECTION 6.12               Interest Expense Coverage Ratio.  The Borrower will not permit the Interest Expense Coverage Ratio for any Test Period to be less than the ratio set forth below opposite the date set forth below which is closest to the last day of such Test Period:

Date	Ratio
December 31, 2005	2.50:1.00
March 31, 2006	2.50:1.00
June 30, 2006	2.50:1.00
September 30, 2006	2.50:1.00
December 31, 2006	2.50:1.00
March 31, 2007	2.50:1.00
June 30, 2007	2.50:1.00
September 30, 2007	2.50:1.00
December 31, 2007	2.50:1.00
March 31, 2008	2.75:1.00
June 30, 2008	2.75:1.00
September 30, 2008	2.75:1.00
December 31, 2008	2.75:1.00
March 31, 2009	3.00:1.00
June 30, 2009	3.00:1.00
September 30, 2009	3.00:1.00
December 31, 2009	3.00:1.00
March 31, 2010	3.25:1.00
June 30, 2010	3.25:1.00
September 30, 2010	3.25:1.00
December 31, 2010	3.25:1.00
March 31, 2011	3.25:1.00
June 30, 2011	3.25:1.00
September 30, 2011	3.25:1.00
December 31, 2011	3.25:1.00
March 31, 2012	3.25:1.00
June 30, 2012	3.25:1.00
September 30, 2012	3.25:1.00

(d)           Section 6.13 shall be amended and restated as follows:

SECTION 6.13               Total Leverage Ratio.  The Borrower will not permit the Total Leverage Ratio at the end of any Test Period to exceed the ratio set forth opposite the date set forth below which is closest to the last day of such Test Period:

Date	Ratio
December 31, 2005	4.50:1.00
March 31, 2006	4.50:1.00
June 30, 2006	4.50:1.00
September 30, 2006	4.50:1.00

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Date	Ratio
December 31, 2006	4.50:1.00
March 31, 2007	4.50:1.00
June 30, 2007	4.50:1.00
September 30, 2007	4.50:1.00
December 31, 2007	4.50:1.00
March 31, 2008	4.00:1.00
June 30, 2008	4.00:1.00
September 30, 2008	4.00:1.00
December 31, 2008	4.00:1.00
March 31, 2009	3.50:1.00
June 30, 2009	3.50:1.00
September 30, 2009	3.50:1.00
December 31, 2009	3.50:1.00
March 31, 2010	3.00:1.00
June 30, 2010	3.00:1.00
September 30, 2010	3.00:1.00
December 31, 2010	3.00:1.00
March 31, 2011	3.00:1.00
June 30, 2011	3.00:1.00
September 30, 2011	3.00:1.00
December 31, 2011	3.00:1.00
March 31, 2012	3.00:1.00
June 30, 2012	3.00:1.00
September 30, 2012	3.00:1.00

SECTION TWO.  Representations and Warranties.  In order to induce the Requisite Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agents and the Lenders that, after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing; and (ii) each of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.  The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:  (i) the Borrower has the corporate or other power and authority to execute, deliver and perform this Amendment and each has taken all corporate, partnership or comparable actions necessary to authorize the execution, delivery and performance of this Amendment and (ii) this Amendment has been duly executed and delivered by the Borrower.

SECTION THREE.  Conditions to Effectiveness.  This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, (x) the Administrative

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Agent shall have received:  counterparts of this Amendment executed by each of (i) the Borrower and (ii) the Requisite Lenders and (y) the Borrower has paid the fees (including the Amendment Fee) and expenses set forth in Section Five hereof.

SECTION FOUR.  Reference to and Effect on the Loan Documents.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE.  Costs and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Lenders) in accordance with the terms of Section 9.05 of the Credit Agreement.  In the event the Requisite Lenders consent to this Amendment as contemplated in Section Three of this Amendment, the Borrower covenants to pay a cash fee (the “Amendment Fee”) on the Effective Date to each Lender that executes and delivers a signature page to this Amendment not later than 5:00 p.m. (New York time) on December 8, 2006 in an amount equal to 0.10% of the sum of (i) the aggregate amount of Term Loans then outstanding owing to such Lender plus (ii) the aggregate amount of the Revolving Credit Commitment of such Lender.  The Amendment Fee shall be paid by wire transfer of immediately available funds to the Administrative Agent and distributed by the Administrative Agent to the Lenders entitled thereto.

SECTION SIX.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

POLYMER GROUP, INC.,
as Borrower

By:	/s/ Dennis E. Norman
	Name:	Dennis E. Norman
	Title:	Vice President-Strategic Planning &
Communication

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and as Lender

By:	/s/ Suzanne Crymes
	Name:	Suzanne Crymes
	Title:	Vice President

ACA CLO 2006-1, LIMITED,
as a Lender

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

MALIBU CBNA LOAN FUNDING LLC, for itself
or as agent for Malibu CFPI Loan Funding LLC,
as a Lender

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

PINEHURST TRADING INC.,
as a Lender

By:	/s/ L. Murchison Taylor
	Name:	L. Murchison Taylor
	Title:	Vice President

AIRLIE CLO 2006-1 LTD.,
as a Lender

By:	/s/ Brendan Driscoll
	Name:	Brendan Driscoll
	Title:	CFO

LANDMARK VI CDO LIMITED

By:	Aladdin Capital Management LLC, as
Manager,
as a Lender

	By:	/s/ Todd Murray
Name: Todd Murray
Title: Authorized Signatory

PACIFICA CDO III, LTD.

By:	/s/ Phil Otero
	Name:	Phil Otero
	Title:	Senior Vice President

PACIFICA CDO V, LTD.

By:	/s/ Phil Otero
	Name:	Phil Otero
	Title:	Senior Vice President

APIDOS CDO I,
as a Lender

By:	Its Investment Advisor,
Apidos Capital Management, LLC

	By:	/s/ John W. Stelwagon
		Name:	John W. Stelwagon
		Title:	Managing Director

APIDOS CDO II,
as a Lender

By:	Its Investment Advisor,
Apidos Capital Management, LLC

	By:	/s/ John W. Stelwagon
		Name:	John W. Stelwagon
		Title:	Managing Director

BANC OF MONTREAL,
as a Lender

By:	HIM , Inc., as Agent

	By:	/s/ G.W.
		Name:	G. W.
		Title:	Vice President

BLACK DIAMOND CLO 2005-2 LTD.

By:	Black Diamond Capital Management, L.L.C.,
as its Collateral Manager
as a Lender

By:	/s/ Stephen H. Deckoff
	Name:		Stephen H. Deckoff
	Title:		Managing Principal

BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR INCOME SERIES II
BLACKROCK SENIOR INCOME SERIES III
MERRILL LYNCH GLOBAL INVESTMENT
SERIES:  CORPORATE LOAN INCOME
PORTFOLIO
LONGHORN CDO III, LTD
MASTER SENIOR FLOATING RATE TRUST
SENIOR LOAN PORTFOLIO
as a Lender

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

CALLIDUS DEBT PARTNERS CLO FUND V,
LTD.

By:	Its Collateral Manager,
Callidus Capital Management, LLC,
as a Lender

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

CALLIDUS DEBT PARTNERS CLO FUND IV,
LTD.

By:		Its Collateral Manager,
Callidus Capital Management, LLC,
as a Lender

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

J.P. MORGAN TRUST COMPANY (CAYMAN)
LIMITED, as Trustee for TORAJI TRUST, as
Assignee/Participant

By:	Its Investment Manager,
Citigroup Alternative Investments LLC,
as a Lender

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

CITIGROUP TRADING,
as a Lender

By:	/s/ James Wessel
	Name:	James Wessel
	Title:	Managing Director

CITIBANK, N.A.,
as a Lender

By:	/s/ Alicia Beal
	Name:	Alicia Beal
	Title:	Attorney-in-Fact

REGATTA FUNDING LTD.

By:	Citigroup Alternative Investments LLC,
attorney-in-fact,
as a Lender

	By:	/s/ Roger Yee
Name: Roger Yee
Title: Vice President

MADISON PARK FUNDING III, LTD. CSAM FUNDING IV CSAM FUNDING I ATRIUM CDO CSAM FUNDING II MADISON PARK FUNDING II, LTD. CASTLE GARDEN FUNDING MADISON PARK FUNDING V, LTD. as a Lender

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

CYPRESSTREE CLAIF FUNDING LLC,
as a Lender

By:	/s/ L. Murchison Taylor
	Name:	L. Murchison Taylor
	Title:	Vice President

HEWETT’S ISLAND CDO, LTD.

By:	CypressTree Investment Management
Company, Inc., as Portfolio Manager

	By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

HEWETT’S ISLAND CLO III, LTD.

By:	CypressTree Investment Management
Company, Inc., as Portfolio Manager

	By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

BRYN MAWR CLO, LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

CUMBERLAND II CLO LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

FOREST CREEK CLO, LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

LONG GROVE CLO, LIMITED

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

BRIDGEPORT CLO LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

SCHILLER PARK CLO LTD

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

MARKET SQUARE CLO, LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

MARQUETTE PARK CLO LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

MUIRFIELD TRADING LLC,
as a Lender

By:	/s/ L. Murchison Taylor
	Name:	L. Murchison Taylor
	Title:	Vice President

ROSEMONT CLO, LTD.

By:	Deerfield Capital Management LLC, as its
Collateral Manager,
as a Lender

	By:	/s/ Scott Morrison
		Name:	Scott Morrison
		Title:	Senior Vice President

DUANE STREET CLO I, LTD.

By:	DiMaio Ahmad Capital LLC, as Collateral
Manager,
as a Lender

	By:	/s/ Paul Travers
		Name:	Paul Travers
		Title:	Managing Director

DUANE STREET CLO II, LTD.

By:	DiMaio Ahmad Capital LLC, as Collateral
Manager,
as a Lender

	By:	/s/ Paul Travers
		Name:	Paul Travers
		Title:	Managing Director

EMERSON PLACE CLO, LTD,
as a Lender

By:		/s/ Andrea S. Feingold
Name:			Andrea S. Feingold
Title:			Director

AVERY STREET CLO, LTD,
as a Lender

By:	/s/ Andrea S. Feingold
	Name:	Andrea S. Feingold
	Title:	Director

FENWAY CAPITAL LLC,
as a Lender

By:	/s/ Vidrik Frankfather
	Name:	Vidrik Frankfather
	Title:	Vice President

NANTUCKET CLO I LTD

By:	Fortis Investment Management USA, Inc.,
as Attorney-in-Fact,
as a Lender

	By:	/s/ Jeffrey Meane
Name: Jeffrey Meane
Title: Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrator for GE
Commercial Loan Holding LLC,
as a Lender

By:	/s/ Robert M. Kadlick
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrator for GE CFS
Loan 2006-2 LLC,
as a Lender

By:	/s/ Robert M. Kadlick
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Lender

By:	/s/ Robert M. Kadlick
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrator for GE CFS
Loan Holding 2006-3 LLC,
as a Lender

By:	/s/ Robert M. Kadlick
	Name:	Robert M. Kadlick
	Title:	Duly Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS, L.P.,
as a Lender

By:	/s/ Phillip F. Green
	Name:	Phillip F. Green
	Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2005-II LTD

By:	Gulf Stream Asset Management, LLC, as
Collateral Manager,
as a Lender

	By:	/s/ Mark D. Abrahm
Name: Mark D. Abrahm

HALCYON STRUCTURED ASSET
MANAGEMENT LONG SECURED/SHORT
UNSECURED CLO 2006-1 LTD,
as a Lender

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

HALCYON STRUCTURED ASSET
MANAGEMENT CLO I LTD.,
as a Lender

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

JKB CAPITAL CORPORATION
as a Lender

By:	/s/ David Snyder
	Name:	David Snyder
	Title:	President

ING SENIOR INCOME FUND				ING INVESTMENT MANAGEMENT CLO I,
LTD

By:	ING Investment Management Co., as its
	Investment Manager			By:	Investment Management Co., as its
Investment Manager

	By:	/s/ Charles E. LeMieux			By:	/s/ Charles E. LeMieux
		Name:	Charles E. LeMieux, CFA			Name:	Charles E. LeMieux, CFA
		Title:	Vice President			Title:	Vice President

ING INTERNATIONAL (II) – SENIOR				ING INVESTMENT MANAGEMENT CLO
BANK LOANS EURO				II, LTD

By:	ING Investment Management Co., as its			By:	ING Alternative Asset Management
	Investment Manager				LLC, as its Investment Manager

	By:	/s/ Charles E. LeMieux			By:	/s/ Charles E. LeMieux
		Name:	Charles E. LeMieux, CFA			Name:	Charles E. LeMieux, CFA
		Title:	Vice President			Title:	Vice President

ING PRIME RATE TRUST				ING INVESTMENT MANAGEMENT CLO
III, LTD

By:	ING Investment Management Co., as its
	Investment Manager			By:	ING Alternative Asset Management
LLC, as its Investment Manager

	By:	/s/ Charles E. LeMieux			By:	/s/ Charles E. LeMieux
		Name:	Charles E. LeMieux, CFA			Name:	Charles E. LeMieux, CFA
		Title:	Vice President			Title:	Vice President

BALLYROCK CLO III LIMITED

By:	BALLYROCK Investment Advisors LLC,
as Collateral Manager,
as a Lender

	By:	/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

KILZ LOAN FUNDING LLC,
as a Lender

By:	/s/
Name:
Title:

GOF LOAN FUNDING LLC,
as a Lender

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

GRAND CENTRAL ASSET TRUST, EAP
SERIES,
as a Lender

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

GRAND CENTRAL ASSET TRUST, ECL
SERIES,
as a Lender

By:	/s/ Roy Hykal
Name:	Roy Hykal
Title:	Attorney-in-Fact

CONFLUENT 4 LIMITED,
as a Lender

By:	Loomis, Sayles & Company, L.P.,
as Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, its
General Partner

By:	/s/ Kevin J. Perry
Name: Kevin J. Perry
Title: Vice President

IXIS LOOMIS SAYLES SENIOR LOAN FUND,
as a Lender

By:	Loomis, Sayles and Company, L.P., its
Manager

By:	Loomis, Sayles and Company, Inc., its
General Partner

By:	/s/ Kevin J. Perry
Name:	Kevin J. Perry
Title:	Vice President

LOOMIS SAYLES CLO I, LTD., as a Lender

By:	Loomis, Sayles and Company, L.P., its Collateral Manager

By:	Loomis, Sayles and Company, Inc., its General Partner

	By:	/s/ Kevin P. Charleston
		Name:	Kevin P. Charleston
		Title:	Executive Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC, as a Lender

By:	Loomis, Sayles & Company, L.P., its
Managing Member

By:	Loomis, Sayles & Company, Inc., its General
Partner

	By:	/s/ Kevin J. Perry
		Name:	Kevin J. Perry
		Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, as a Lender

By:	Loomis, Sayles and Company, L.P., its
Manager

By:	Loomis, Sayles and Company, Inc., its
General Partner

	By:	/s/ Kevin J. Perry
		Name:	Kevin J. Perry
		Title:	Vice President

LATITUDE CLO II LTD.,
as a Lender

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Vice President

VENTURE III CDO LIMITED

By:	Its Investment Advisor, MJX Asset
Management LLC,
as a Lender

	By:	/s/ Martin Davey
		Name:	Martin Davey
		Title:	Managing Director

VENTURE VII CDO LIMITED

By:	Its Investment Advisor, MJX Asset
Management LLC,
as a Lender

	By:	/s/ Martin Davey
		Name:	Martin Davey
		Title:	Managing Director

VENTURE IV CDO LIMITED

By:	Its Investment Advisor, MJX Asset
Management LLC,
as a Lender

	By:	/s/ Martin Davey
		Name:	Martin Davey
		Title:	Managing Director

VENTURE V CDO LIMITED

By:	Its Investment Advisor, MJX Asset
Management LLC,
as a Lender

	By:	/s/ Martin Davey
		Name:	Martin Davey
		Title:	Managing Director

CONFLUENT 3 LIMITED

By:	Morgan Stanley Investment Management,
Inc., as Investment Manager,
as a Lender

	By:	/s/ Jinny K. Kim
		Name:	Jinny K. Kim
		Title:	Executive Director

QUALCOMM GLOBAL TRADING, INC.

By:	Morgan Stanley Investment Management,
Inc., as Investment Manager,
as a Lender

	By:	/s/ Jinny K. Kim
		Name:	Jinny K. Kim
		Title:	Executive Director

MSIM CROTON, LTD.

By:	Morgan Stanley Investment Management,
Inc., as Collateral Manager,
as a Lender

By:	/s/ Kevin Elon
	Name:	Kevin Elon
	Title:	Executive Director

MORGAN STANLEY PRIME INCOME TRUST,
as a Lender

By:	/s/ Jinny K. Kim
	Name:	Jinny K. Kim
	Title:	Executive Director

PPM GRAYHAWK CLO, LTD.

By:	PPM America, Inc., as Collateral Manager,
as a Lender

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

PPM SHADOW CREEK FUNDING LLC,
as a Lender

By:	/s/ L. Murchison Taylor
	Name:	L. Murchison Taylor
	Title:	Vice President

SERVES 2006-1, LTD.,
as a Lender

By:	PPM America, Inc., as Collateral Manager

	By:	/s/ Chris Kappas
		Name:	Chris Kappas
		Title:	Managing Director

CENT CDO 10, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager,
as a Lender

	By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

CENT CDO XI, LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager,
as a Lender

	By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

CENTURION CDO 8, LIMITED

By:	RiverSource Investments, LLC, as Collateral Manager,
as a Lender

	By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

CENTURION CDO 9, LTD.

	By:	RiverSource Investments, LLC, as Collateral Manager, as a Lender

	By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

CENTURION CDO VI, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager,
as a Lender

	By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
		Title:	Director of Operations

CENTURION CDO VII, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager,
as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

SEQUILS-CENTURION V, LTD.

By:	RiverSource Investments, LLC, as Collateral Manager, as a Lender

	By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

RZB FINANCE LLC

By:	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

By:	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	Group Vice President

STONE TOWER CLO III LTD.

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager, as a Lender

	By:	/s/ Michael W. Delpercio
		Name:	Michael W. Delpercio
		Title:	Authorized Signatory

STONE TOWER CLO IV LTD.

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager, as a Lender

	By:	/s/ Michael W. Delpercio
		Name:	Michael W. Delpercio
		Title:	Authorized Signatory

RAMPART CLO I LTD.

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager, as a Lender

	By:	/s/ Michael W. Delpercio
		Name:	Michael W. Delpercio
		Title:	Authorized Signatory

STONE TOWER CLO V LTD.

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager, as a Lender

	By:	/s/ Michael W. Delpercio
		Name:	Michael W. Delpercio
		Title:	Authorized Signatory

STONE TOWER CREDIT FUNDING I LTD.

By:	Stone Tower Fund Management LLC, as its Collateral Manager, as a Lender

	By:	/s/ Michael W. Delpercio
		Name:	Michael W. Delpercio
		Title:	Authorized Signatory

THE SUMITOMO TRUST & BANKING CO.,
LTD., as a Lender

By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President

TRIMARAN CLO IV LTD

By:	Trimaran Advisors, L.L.C.,
as a Lender

	By:	/s/ David M. Millison
		Name:	David M. Millison
		Title:	Managing Director

TRIMARAN CLO V LTD

By:	Trimaran Advisors, L.L.C.,
as a Lender

	By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

WB LOAN FUNDING 5, LLC,
as a Lender

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Hans Jung
	Name:	Hans Jung
	Title:	Vice President

WHITEHORSE I, LTD.

By:	WhiteHorse Capital Partners L.P.,
as a Lender

	By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Manager